SUPPLEMENT TO
CALVERT TAX-FREE BOND FUND
Calvert Tax-Free Bond Fund Prospectus
dated April 30, 2015
Date of Supplement: July 1, 2015
The Board of Trustees for Calvert Tax-Free Bond Fund (the “Fund”) has approved certain changes to the Fund: a new Fund name, an increased focus on impact investing, and a restructuring of expenses that results in a reduction in net fund operating expenses.
Effective July 15, 2015, the Prospectus is hereby amended as follows:
On the cover page of the Prospectus and immediately below the Fund name at the beginning of the Fund Summary on page 1 of the Prospectus, revise and restate the description of the “Ticker” as follows:
“Class (Ticker): A (CTTLX)”
All references to “Calvert Tax-Free Bond Fund” are changed to “Calvert Tax-Free Responsible Impact Bond Fund” to reflect the Fund’s new name.
The table contained under “Fees and Expenses of the Fund – Annual Fund Operating Expenses” for the Fund on page 1 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.24%
Total annual fund operating expenses	0.94%
Less fee waiver and/or expense reimbursement[2]	(0.14%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%
2The investment advisor has agreed to contractually limit direct net annual fund operating expenses through April 30, 2017. Direct net operating expenses will not exceed 0.80% for Class A. Only the Board of Trustees of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 day's prior notice to shareholders.
The table contained under “Fees and Expenses of the Fund – Example” for the Fund on page 1 of the Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$454	$639	$852	$1,464

After the fourth paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for the Fund on page 1 of the Prospectus, insert the following:
Responsible Impact Investing. The Fund seeks securities that meet its fundamental investment criteria and contribute to the long-term viability of the communities in which the Fund invests. These community impact bonds include investments that support affordable housing, prioritize education resources and provide assistance to children, the elderly and veterans, among others. In evaluating municipal bonds for purchase, the Fund also considers the environmental impact, social impact, governance impact, and how essential the underlying project is to the community.
Under “More Information on Fees and Expenses – Management Fees” on page 4 of the Prospectus, insert the following after the third paragraph:
Effective July 15, 2015, the contractual administrative fee is 0.10% of the Fund’s average daily net assets.
After “More Information on Fees and Expenses – Other Expenses” on page 4 of the Prospectus, insert the following paragraph:
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit direct net annual fund operating expenses through April 30, 2017. Direct net operating expenses will not exceed 0.80% for Class A. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the Example in the Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. The Fund does not expect to incur a material amount of interest expense in the fiscal year.
See “Investment Advisor” in the Fund’s SAI for more information.
Under “Management of Fund Investments – Advisory Fees” on page 6 of the Prospectus, insert the following after the first sentence in the first paragraph:
Effective July 15, 2015, the contractual advisory fee is 0.35% of the Fund’s average daily net assets.
Under “Shareholder Information – Distribution and Service Fees” on page 9 of the Prospectus, add the following at the end of the section:
Effective July 15, 2015, the Fund shall pay 0.25% (as a percentage of average daily net assets) under the distribution plan.